Exhibit 10.5


                                 XL CAPITAL LTD
                       NONSTATUTORY STOCK OPTION AGREEMENT

               THIS AGREEMENT, made and entered into as of the date of the ____ day of __________, 200_, by and between XL Capital Ltd, a Cayman Islands corporation (the "Company"), and ______________ (the "Employee");


                                   WITNESSETH:


               WHEREAS, the Board of Directors of the Company is of the opinion that the interest of the Company will be advanced by granting an incentive to employees and by encouraging and enabling them to acquire stock ownership in the Company and assuring a close identity of their interests with those of the Company; and

               WHEREAS, pursuant to the provisions of the 1991 Performance Incentive Program (the "Program") of the Company, the Committee (as defined in the Program) has authorized and directed the execution and delivery of this Agreement in the name of and on behalf of the Company;

               NOW THEREFORE, the parties hereto agree as follows:

               a. Subject and pursuant to all terms and conditions stated in this Agreement and in the Program, which is incorporated by reference into this Agreement and made a part hereof as though herein fully set forth, the Company hereby grants on the date set forth above to the Employee the right and option to purchase all or any part of the aggregate number of shares set forth below of Ordinary Shares of the Company, to be issued or transferred as provided in the Program at the option price per share set forth below. This option shall not be treated as an incentive stock option as defined in Section 422 of the Code.



               Option to purchase ______________ shares, for _____________ per share.

               One-fourth of such options shall become exercisable on each of the first four anniversaries of the date of grant; PROVIDED, HOWEVER, that the option shall be immediately exercisable in full (i) in the event of a Change of Control, (ii) upon termination of the Employee's employment due to his or her death, Disability or Retirement, or (iii) upon termination of the Employee's employment by the Company by reason of the Employee's Redundancy. "Redundancy" shall mean termination of employment by the Company due to its need to reduce the size of its workforce, including due to closure of a business or a particular workplace or change in business process. Whether a termination of employment is due to "Redundancy" shall be determined in good faith by the Committee in its sole and absolute discretion, such determination being final and binding on all parties hereto and all persons claiming through, in the name of or on behalf of such parties. The portion of the option, if any, that is not exercisable immediately following termination of the Employee's employment shall be immediately forfeited.

               b. The option herein granted may be exercised in whole or in part by the Employee giving notice of exercise to the Program administrator designated from time to time by the Company stating the number of shares with respect to which the option is being exercised. Such notice shall be in the form prescribed by the Company from time to time. Such exercise shall be effective upon (1) receipt of such written notice by the Program administrator and (2) payment in full of the option price.

               c. The Employee agrees (1) not to disclose any trade or secret data or any other confidential information acquired during employment by the Company or a subsidiary of the Company, during employment or after the termination of employment or retirement, (2) to abide by all the terms and conditions of the Program and such other terms and conditions as may be imposed by the Committee, and (3) not to interfere with the employment of any other employee of the Company or a subsidiary of the Company.

               d. The options granted under this Agreement shall expire upon the first of the following events to occur:

                  (i)   The tenth anniversary of the Agreement;

                  (ii) The third anniversary of the death or Disability of the Employee;

                  (iii) Unless  otherwise  provided in an  Employment  Agreement between the Employee and the Company, the third anniversary of termination of the Employee's employment by the Company not for Cause (including termination of the Employee's employment by the Company by reason of the Employee's Redundancy) within two years following a Change of Control (the "Post-Change Period");

                  (iv) Ninety days following termination of the Employee's employment by the Company not for Cause (including termination of the Employee's employment by the Company by reason of the Employee's Redundancy) outside a Post-Change Period;

                  (v)   The  last  date  of   employment   of  the  Employee  if
                        employment is terminated by the Company for Cause; or

                  (vi) Thirty days after the last date of employment of the Employee if employment terminates other than due to the Employee's Retirement and other than as set forth in
                        (ii), (iii), (iv) or (v) of this paragraph d. For the avoidance of doubt, if an Employee's employment terminates due to the Employee's Retirement, the option shall remain exercisable until the tenth anniversary of this Agreement.

"Cause" shall mean:

               (A) conviction of the Employee of a felony involving moral turpitude or dishonesty;

               (B) the Employee, in carrying out his or her duties for the Company, has been guilty of (1) gross neglect or (2) willful misconduct; PROVIDED, HOWEVER, that any act or failure to act by the Employee shall not constitute Cause for this purpose if such act or failure to act was committed, or omitted, by the Employee in good faith and in a manner reasonably believed to be in the overall best interests of the Company. The determination of whether the Employee acted in good faith and that he or she reasonably believed his or her action to be in the Company's overall best interest will be in the reasonable judgment of the General Counsel of the Company or, if the General Counsel shall have an actual or potential conflict of interest, the Committee; or

               (C)  the  Employee's   continued  willful  refusal  to  obey  any
appropriate   policy  or  requirement  duly  adopted  by  the  Company  and  the continuance of such refusal after receipt of notice.

               e. The Employee acknowledges that when the Employee is required to recognize income for any tax purposes as the result of the exercise of an option to purchase shares pursuant to this Agreement, that such income may be subjected to the withholding of tax by the Company. The Employee agrees that the Company may either withhold an appropriate amount from any compensation or any other payment of any kind then payable or which may become payable to the Employee, or the Company may require the Employee to make a cash payment to the Company equal to the amount of withholding required in the opinion of the Company. In the event the Employee does not make such payment when requested, the Company may refuse to issue or cause to be delivered any shares under this Agreement entered into pursuant to the Program until such payment has been made or arrangements for such payment satisfactory to the Company have been made. In addition, such withholding tax obligations may be satisfied by withholding Shares upon exercise of the option; provided that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable law.

               f. The Employee shall have no rights as a shareholder with respect to any Ordinary Shares subject to this option prior to the date of exercise of the option by such Employee.

               g.  The  option  herein  granted  may be  assigned  or  otherwise transferred only in the following circumstances: (i) by will or the laws of descent and distribution; (ii) by valid beneficiary designation taking effect at death made in accordance with procedures established by the Committee; or (iii) by the Employee to members of his or her "immediate family," to a trust established for the exclusive benefit of solely one or more members of the Employee's "immediate family" and/or the Employee, or to a partnership, limited liability company or other entity pursuant to which the only owners are one or more members of the Employee's "immediate family" and/or the Employee. Any option held by the transferee will continue to be subject to the same terms and conditions that were applicable to the option immediately prior to the transfer, except that the option will be transferable by the transferee only by will or the laws of descent and distribution. For purposes hereof, "immediate family" means the Employee's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws, and relationships arising because of legal adoption.

               h. This Agreement shall be binding upon and inure to the benefit of the Company and the Employee and their respective heirs, representatives and successors.

               i. The Employee, by execution of this Agreement, acknowledges receipt of the option granted on the date shown above, as well as a copy of the Program and the Program Prospectus.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the date of grant set forth above.

ATTEST:                                             XL CAPITAL LTD



_______________________                             By:_________________________
WITNESS:



_______________________                             ____________________________
                                                    [Name of Employee]